UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2026

Cemtrex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Fell Court Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

Explanatory Note

On January 8, 2026, Cemtrex, Inc. (the “Company”) filed its Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to report that the Company (the “Buyer”), completed the previously announced acquisition of Invocon Inc. (“Invocon”) based in Shenandoah, Texas., pursuant to the Asset Purchase Agreement (as defined below).

As required by Regulation S-X, this Amendment No. 1 to the Original Form 8-K (this “Current Report”) is being filed with the SEC to include (I) the (x) audited financial statements of Invocon as of, and for the fiscal year ended, December 31, 2024, and the accompanying notes, (y) unaudited financial statements of Invocon, for the nine months ended September 30, 2025, and the accompanying notes, (ii) the unaudited proforma financial information with respect to the acquisition of Invocon, and certain other related changes to Item 9.01 of the Original Form 8-K. Please refer to the Original Form 8-K for a summary of the acquisition and the material terms of the Asset Purchase Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on November 19, 2025, on November 13, 2025, Cemtrex, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”) with Karl F. Kiefer, an individual resident of Texas (the “Seller”), and Invocon, Inc., a Texas corporation (“Invocon”), pursuant to which the Company agreed to acquire 100% of the issued and outstanding shares of Invocon for a purchase price of $7,060,000 in cash.

As previously disclosed in the Current Report on Form 8-K filed on January 8, 2026, on January 8, 2026, the Company completed the acquisition of Invocon. As a result of the transaction, Invocon became a wholly owned subsidiary of the Company. The purchase price of $7,060,000 was paid in cash at closing.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of the Original Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a) of Form 8-K, (i) audited financial statements as of, and for the fiscal year ended, December 31, 2024, and the accompanying notes, and (ii) unaudited financial statements as of September 30, 2025, and for the nine months ended September 30, 2025, and the accompanying notes, are included in this Current Report as Exhibits 99.1 and 99.2, respectively.

(b)	Proforma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the Company’s unaudited proforma financial information with respect to the acquisition of Invocon is included in this Current Report as Exhibit 99.3.

(d) Exhibits

Exhibit Number	Exhibit Title
23.1	Consent of Grassi & Co. CPAs P.C., independent registered public accounting firm.
99.1	Invocon Inc. audited financial statements as of and for the year ended, December31, 2024, and the accompanying notes.
99.2	Invocon Inc. unaudited financial statements as of and for the nine months ended September 30, 2025, and the accompanying notes.
99.3	Cemtrex, Inc. unaudited proforma condensed combined financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: March 24, 2026	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer

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